September 21, 1995

Quest For Value Distributors
Two World Financial Center
225 Liberty Street
New York, NY  10080-6116

Re:   QUILTS Asset Builder - U.S. Treasury Series 15

Gentlemen:

We have examined Registration Statement File No. 33-62647 for the above referenced trust. We hereby acknowledge that The Chase Manhattan (National Association) is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the reference to The Chase Manhattan (National Association) as evaluator.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


Miguel Cervino
Second Vice President

September 21, 1995

Quest For Value Distributors
Two World Financial Center
225 Liberty Street
New York, NY  10080-6116

     Re: QUILTS Laddered Income - U.S. Treasury Series 16

Gentlemen:

We have examined Registration Statement File No. 33-62647 for the above referenced trust. We hereby acknowledge that The Chase Manhattan (Natioanl Association) is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the reference to The Chase Manhattan (National Association) as evaluator.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


Miguel Cervino
Second Vice President

C/M  11205.0009 285060.1

September 21, 1995

Quest For Value Distributors
Two World Financial Center
225 Liberty Street
New York, NY  10080-6116

Re:   QUILTS Laddered Income - U.S. Treasury Series 17

Gentlemen:

We have examined Registration Statement File No. 33-62647 for the above referenced trust. We hereby acknowledge that The Chase Manhattan (National Association) is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the reference to The Chase Manhattan (National Association) as evaluator.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


Miguel Cervino
Second Vice President

                                  J.J. Kenny
                                 65 Broadway
                           New York, NY 10006-2551
                               Tel 212 770 4422
                               fax 212 797 8681


Quest for Value Distributors
2 World Financial Center
225 Liberty Street
New York, NY 10080-6116

     Re: Qualified Unit Investment Laddered Trust Series ("QUILTS") QUILTS Laddered Income - Corporate Bond Series 2

Gentlemen:

     We have examined Registration Statement File No. 33-62647 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database as of the date of the Evaluation Report.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                             Sincerely,



                                                             Frank A. Ciccotto
                                                             Vice President



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